SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 19, 1994





                           CPI CORP.
__________________________________________________________________
  (exact name of registrant as specified in its charter)



    Delaware                  0-11227              43-1256674
___________________________________________________________________
(State or other jurisdiction  (Commission file  (IRS Employer
 of incorporation)             Number)         Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
___________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants's telephone number, including area code (314) 231-1575
___________________________________________________________________



___________________________________________________________________
(Former name or former address, if changes since last report.)

                           SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                  ----------------------------
                                  Executive Vice President -
                                    Finance
                                  Principal Financial Officer



Dated:  December 22, 1994























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
ITEM 5.  OTHER EVENTS

On December 19, 1994, CPI Corp. issued the following Press Release:

       CPI CORP ANNOUNCES THIRD QUARTER RESULTS
- - - - Sales increase 20.7%, led by Sears Portrait Studios
- - - - Earnings per share of 28 cents versus 23 cents - up 21.7%
- - - - Unlikely to achieve most recent full-year earnings projection

St. Louis, MO., December 19, 1994 - CPI Corp. (NYSE - CPY) said today that third quarter sales increased by 20.7% year-over-year, driven primarily by strong performance in the Sears Portrait Studios. Net earnings grew by 14.3%, while earnings per share were up 21.7%, partially bolstered by the repurchase of 939,000 common shares.

Sales in the 16 weeks ended November 12, 1994 increased to $175.4 million from $145.3 million in the 16 weeks ended November 13, 1993. Income from continuing operations was essentially constant as a percentage of sales and grew by $1.5 million, to $7.6 million from $6.1 million. In the face of higher revenues, general corporate expense declined somewhat. Those factors, partially offset by $800,000 higher net interest cost, resulted in net earnings of $3.8 million versus last year's $3.4 million; earnings per share were 28 cents versus 23 cents.

For the 40 weeks ended November 12, 1994, the company recorded net earnings per share of 21 cents versus 34 cents for last year's comparable period. For the 52 weeks ended November 12, 1994, net earnings per share were $0.78 versus $1.06 for the 53 weeks ended November 13, 1993. The 1993 results in both periods include a 14 cents credit for the cumulative effect of an accounting change.

Third quarter Portrait Studio revenues increased to $96.5 million from $68.7 million and operating earnings grew to $12.0 million from $8.7 million. Commenting on the results, Alyn V. Essman, chairman and chief executive officer, said, "We are extremely pleased with the top-line growth resulting from our customers' enthusiastic response to the new technology and marketing programs. The added expenses associated with introduction of the new technology, including training, additional depreciation costs from installation, and a very heavy advertising budget, have hampered our efforts to improve operating margin, which was 12.4% for the quarter versus last year's 12.7%."

"We are quite happy with the overall development of the new system. As we refine processes and move beyond the one-time costs of system installation and introduction, we anticipate gaining efficiencies which would help us to convert future revenue gains into higher operating margins. Our new portrait studio program is based on delivering high value. The long-term success will be measured by the return of many satisfied customers."

In discussing the Photofinish segment, Essman said, "Revenues increased slightly to $59.4 million, with the growth coming primarily in the last four to five weeks of the quarter. Operating earnings declined, however, to $1.0 million from $3.3 million. Continuing competitive pressures, along with the impact of ongoing tests, had a negative impact on margins. We continue to test new technologies and marketing approaches."

Turning to the Other Products and Services segment, Essman said, "Revenues increased to $19.5 million from $18.1 million, mainly due to growth in the Prints Plus division. Operating losses were reduced, primarily due to increased contributions from Prints Plus; results in the copy services division were essentially flat. We are very satisfied with the progress of the Prints Plus operation, which will make its most significant contribution in the fourth quarter as results from existing stores are combined with those of the seventeen locations opened thus far in the current year."

Looking ahead, Essman said, "Due to the vast technology and marketing changes in our portrait studios, we entered this year's Christmas season knowing that it would be more difficult than usual to predict. The fourth quarter sittings are much stronger than we anticipated, which has hampered our ability to sell effectively, resulting in less growth in the average sale than we projected, and has not allowed us to fully realize the benefits the new technology can ultimately provide. Therefore, we do not expect margins in the final quarter to be as strong as we had hoped, and it appears that we are unlikely to achieve our most recent earnings projection.
For guidance purposes only, until better information is available, we would tend to estimate that full-year earnings per share will fall within the general range of 80 cents to $1.00. If necessary, we will provide further earnings guidance in early January."

Concluding, Essman said, "We are confident that the lessons learned during this transition period about the new portrait studio technology and marketing programs will allow us to optimize the results and achieve the targeted returns on the multi-year investments we have made in our core business."

CPI Corp. is a consumer services company with $475.5 million in fiscal 1993 sales, operating over 1,800 retail locations, including 1,017 Sears Portrait Studios in the U.S., Puerto Rico and Canada, 681 CPI/Fox Photo/Proex photofinishing locations, 120 Prints Plus wall decor locations, and 43 high-tech copy stores.

                            CPI CORP.
                CONDENSED STATEMENTS OF EARNINGS
 For the 16 Weeks Ended November 12, 1994 and November 13, 1993
             (In Thousands Except Per Share Amounts)
                           (Unaudited)

                                             16 Weeks Ended
                                       -------------------------
                                       11/12/94       11/13/93
                                       ----------     ----------
Net Sales:
  Portrait studios                     $  96,477      $  68,670
  Photo finishing                         59,448         58,519
  Other products and services             19,479         18,131
                                       ----------     ----------
      Total net sales                  $ 175,404      $ 145,320
                                       ==========     ==========
Operating earnings:*
  Portrait studios                     $  11,975      $   8,705
  Photo finishing                          1,033          3,325
  Other products and services                (36)          (270)
                                       ----------     ----------
      Total operating earnings            12,972         11,760

General corporate expense*                 5,401          5,688
                                       ----------     ----------
Income from operations                     7,571          6,072

Net interest expense                      (1,436)          (616)
Other income                                  91            132
                                       ----------     ----------
Earnings before income taxes
  and cumulative effect of
  accounting change                        6,226          5,588
Income tax expense                         2,394          2,235
                                       ----------     ----------
Earnings before cumulative
  effect of accounting change              3,832          3,353
Cumulative effect of
  accounting change                          -              -
                                       ----------     ----------
Net earnings                           $   3,832      $   3,353
                                       ==========     ==========
Earnings per common share:
  Earnings before cumulative
    effect of accounting change        $    0.28      $    0.23
  Cumulative effect of
    accounting change                        -              -
                                       ----------     ----------
Net earnings                           $    0.28      $    0.23
                                       ==========     ==========
Weighted average number of common
  and common equivalent shares
  outstanding                             13,829         14,673
                                       ==========     ==========

* Segment operating earnings for prior years have been restated to conform with current year's presentation. Certain employee benefit costs, which in prior years were recorded as part of corporate expense, have now been reclassified to the operating segments to better reflect the operating contribution of the segments.


                            CPI CORP.
                CONDENSED STATEMENTS OF EARNINGS
 For the 40 Weeks Ended November 12, 1994 and November 13, 1993
             (In Thousands Except Per Share Amounts)
                           (Unaudited)

                                             40 Weeks Ended
                                       -------------------------
                                       11/12/94       11/13/93
                                       ----------     ----------
Net Sales:
  Portrait studios                     $ 192,043      $ 156,497
  Photo finishing                        143,348        141,222
  Other products and services             44,769         31,777
                                       ----------     ----------
      Total net sales                  $ 380,160      $ 329,496
                                       ==========     ==========
Operating earnings:*
  Portrait studios                     $  20,184      $  16,172
  Photo finishing                          1,559          5,238
  Other products and services             (2,067)        (1,908)
                                       ----------     ----------
      Total operating earnings            19,676         19,502

General corporate expense*                12,420         14,560
                                       ----------     ----------
Income from operations                     7,256          4,942

Net interest expense                      (2,751)          (563)
Other income                                 295            423
                                       ----------     ----------
Earnings before income taxes
  and cumulative effect of
  accounting change                        4,800          4,802
Income tax expense                         1,824          1,920
                                       ----------     ----------

Earnings before cumulative
  effect of accounting change              2,976          2,882
Cumulative effect of
  accounting change                          -            2,120
                                       ----------     ----------
Net earnings                           $   2,976      $   5,002
                                       ==========     ==========
Earnings per common share:
  Earnings before cumulative
    effect of accounting change        $    0.21      $    0.20
  Cumulative effect of
    accounting change                        -             0.14
                                       ----------     ----------
Net earnings                           $    0.21      $    0.34
                                       ==========     ==========
Weighted average number of common
  and common equivalent shares
  outstanding                             14,209         14,672
                                       ==========     ==========

* Segment operating earnings for prior years have been restated to conform with current year's presentation. Certain employee benefit costs, which in prior years were recorded as part of corporate expense, have now been reclassified to the operating segments to better reflect the operating contribution of the segments.

                              7

                            CPI CORP.
                CONDENSED STATEMENTS OF EARNINGS
        For the 52 Weeks Ended November 12, 1994 Versus
               the 53 Weeks Ended November 13, 1993
             (In Thousands Except Per Share Amounts)
                           (Unaudited)

                                         52 Vs 53 Weeks Ended
                                       -------------------------
                                       11/12/94       11/13/93
                                       ----------     ----------
Net Sales:
  Portrait studios                     $ 273,483      $ 244,760
  Photo finishing                        189,335        186,957
  Other products and services             63,366         35,418
                                       ----------     ----------
      Total net sales                  $ 526,184      $ 467,135
                                       ==========     ==========
Operating earnings:*
  Portrait studios                     $  33,981      $  37,419
  Photo finishing                          3,293          8,044
  Other products and services                984         (3,390)
                                       ----------     ----------
      Total operating earnings            38,258         42,073

General corporate expense*                17,158         20,316
                                       ----------     ----------
Income from operations                    21,100         21,757

Net interest expense                      (2,978)          (377)
Other income                                 396            578
                                       ----------     ----------
Earnings before income taxes
  and cumulative effect of
  accounting change                       18,518         21,958
Income tax expense                         7,307          8,469
                                       ----------     ----------
Earnings before cumulative
  effect of accounting change             11,211         13,489
Cumulative effect of
  accounting change                          -            2,120
                                       ----------     ----------
Net earnings                           $  11,211      $  15,609
                                       ==========     ==========
Earnings per common share:
  Earnings before cumulative
    effect of accounting change        $    0.78      $    0.92
  Cumulative effect of
    accounting change                        -              .14
                                       ----------     ----------
Net earnings                           $    0.78      $    1.06
                                       ==========     ==========
Weighted average number of common
  and common equivalent shares
  outstanding                             14,309         14,669
                                       ==========     ==========

* Segment operating earnings for prior years have been restated to conform with current year's presentation. Certain employee benefit costs, which in prior years were recorded as part of corporate expense, have now been reclassified to the operating segments to better reflect the operating contribution of the segments.

                              8

                            CPI CORP.
                   CONDENSED BALANCE SHEETS
            November 12, 1994 and November 13, 1993
                         (In Thousands)
                          (Unaudited)


                                     November 12,   November 13,
                                         1994           1993
                                     -------------  -------------
Assets

 Current assets:
   Cash and short-term investments     $  17,715       $  50,172
   Other current assets                   88,121          79,835
 Net property and equipment              157,111         112,309
 Other assets                             60,358          64,699
                                       ----------      ----------
   Total assets                        $ 323,305       $ 307,015
                                       ==========      ==========




Liabilities and stockholders' equity

 Current liabilities                   $ 102,676       $  71,266
 Long-term obligations                    59,738          59,841
 Other liabilities                         4,303           6,301
 Stockholders' equity                    156,588         169,607
                                       ----------      ----------
   Total liabilities and
     stockholders' equity              $ 323,305       $ 307,015
                                       ==========      ==========































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